Pioneer Global Sustainable Equity Fund
Class A Shares	Class C Shares	Class K Shares	Class R Shares	Class Y Shares
GLOSX	GCSLX	PGEKX	PRGEX	PGSYX
Summary Prospectus | December 31, 2024
Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus, statement of additional information, reports to shareholders, and other information about the fund online at https://www.amundi.com/usinvestors/Resources/Shareholder-Reports-and-Regulatory-Documents.
You also can obtain this information at no cost by calling 1-800-225-6292 or by sending an email request to US.AskAmundiUS@amundi.com. The fund’s current prospectus and statement of additional information, dated December 31, 2024, and the independent registered public accounting firm’s report and financial statements in the fund’s annual report to shareholders dated August 31, 2024, are incorporated by reference into this summary prospectus.
Amundi Asset Management US, Inc. (the “Adviser”), the fund’s investment adviser, is currently an indirect, wholly-owned subsidiary of Amundi. On July 9, 2024, Amundi announced that it had entered into a definitive agreement with Victory Capital Holdings, Inc. (“Victory Capital”) to combine the Adviser with Victory Capital, and for Amundi to become a strategic shareholder of Victory Capital (the “Transaction”). Victory Capital is headquartered in San Antonio, Texas. The closing of the Transaction is subject to certain regulatory approvals and other conditions. There is no assurance that the Transaction will close.
The closing of the Transaction would cause the fund’s current investment advisory agreement with the Adviser to terminate. Under the terms of the Transaction, the fund’s Board of Trustees will be asked to approve a reorganization of the fund into a corresponding, newly established Victory Fund advised by Victory Capital Management Inc., an affiliate of Victory Capital. The proposed reorganization of the fund would be sought in connection with the closing of the Transaction. If approved by the Board, the proposal to reorganize the fund will be submitted to the shareholders of the fund for their approval. There is no assurance that the Board or the shareholders of the fund will approve the proposal to reorganize the fund.

Summary Prospectus
Investment objective
Long-term capital growth.
Fees and expenses of the fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
You may qualify for sales charge discounts if you or your family invest, or agree to invest in the future, at least $50,000 in Class A shares of the Pioneer funds. More information about these and other discounts is available from your investment professional and in the “Sales charges” section of the prospectus beginning on page 51, the “Intermediary defined sales charge waiver policies” section of the prospectus beginning on page 90, and the “Sales charges” section of the statement of additional information beginning on page 54. If you invest in Class K shares or Class Y shares through an investment professional or financial intermediary, that investment professional or financial intermediary may charge you a commission. Such commissions, if any, are not charged by the fund and are not reflected in the fee table or expense example below.
Shareowner fees
(fees paid directly from your investment)
	Class A	Class C	Class K	Class R	Class Y
Maximum sales charge (load) when you buy shares (as a percentage of offering price)	5.75%	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of offering price or the amount you receive when you sell shares, whichever is less)	None[1]	1%	None	None	None
Annual fund operating expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class K	Class R	Class Y
Management Fees	0.65%	0.65%	0.65%	0.65%	0.65%
Distribution and Service (12b-1) Fees	0.25%	1.00%	0.00%	0.50%	0.00%
Other Expenses	0.25%	0.24%	0.12%	0.40%	0.24%
Total Annual Fund Operating Expenses	1.15%	1.89%	0.77%	1.55%	0.89%
Less: Fee Waiver and Expense Reimbursement[2]	0.00%	0.00%	-0.02%	0.00%	-0.14%
Net Expenses[2]	1.15%	1.89%	0.75%	1.55%	0.75%
2

Class A purchases of $500,000 or more that are not subject to an initial sales charge may be subject to a contingent deferred sales charge of 1%. See “Sales charges.”

The fund’s investment adviser has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, such as litigation) to the extent required to reduce fund expenses to 0.75% and 0.75% of the average daily net assets attributable to Class K and Class Y shares, respectively. These expense limitations are in effect through January 1, 2026. There can be no assurance that the adviser will extend the expense limitations beyond such time. Net expenses for a class may exceed the applicable expense limitation to the extent that the fund incurs excluded expenses. While in effect, the arrangement may be terminated for a class only by agreement of the adviser and the Board of Trustees.
Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods shown and then, except as indicated, redeem all of your shares at the end of those periods. It also assumes that (a) your investment has a 5% return each year and (b) the fund's total annual operating expenses remain the same except for year one (which considers the effect of the expense limitation). Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	If you redeem your shares				If you do not redeem your shares
	Number of years you own your shares
	1	3	5	10	1	3	5	10
Class A	$685	$919	$1,172	$1,892	$685	$919	$1,172	$1,892
Class C	292	594	1,021	2,212	192	594	1,021	2,212
Class K	77	244	426	952	77	244	426	952
Class R	158	490	845	1,845	158	490	845	1,845
Class Y	77	270	479	1,083	77	270	479	1,083
Portfolio turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 52% of the average value of its portfolio.

Summary Prospectus
Principal investment strategies
Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of issuers located throughout the world. Derivative instruments that provide exposure to such securities or have similar economic characteristics may be used to satisfy the fund’s 80% policy. The fund’s principal focus is on companies that exhibit solid fundamental characteristics and are underappreciated by the market. The fund may invest in securities of any market capitalization, and in securities in any industry or market sector. The fund may invest in both developed and emerging markets without limit. The fund may invest in initial public offerings of equity securities.
The investment adviser seeks to identify companies with sustainable business models, including by evaluating environmental, social and governance (ESG) practices. In keeping with this focus, the fund applies ESG criteria to its investments. Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in securities of issuers that adhere to the fund’s ESG criteria.
For purposes of the 80% investment policy, “ESG criteria” is defined as the exclusion of investments issued by companies significantly involved in the production of tobacco products and controversial military weapons, consisting of cluster weapons (a form of air-dropped or ground-launched explosive weapon that releases or ejects smaller submunitions), anti-personnel mines (a form of mine designed to be detonated by the presence or contact of a human), and biological and chemical weapons, and the operation of thermal coal mines. To the extent possible on the basis of information available to the adviser, an issuer will be deemed to be significantly involved in an activity if it derives more than 10% of its gross revenues from such activities.
Normally, the fund invests at least a minimum percentage of its net assets in issuers located outside of the United States. The minimum percentage is the lesser of (a) 40% or (b) the percentage of the MSCI World NR Index that is represented by non-U.S. issuers from time to time minus 5 percentage points. For example, if non-U.S. issuers represent 42% of the MSCI World NR Index, the minimum percentage is 37%, and in that case the fund will normally invest at least 37% of its net assets in issuers located outside of the U.S. Notwithstanding the foregoing, if the minimum percentage determined as described above is more than 30%, the minimum percentage may be reduced to 30% for so long as market conditions for these investments or in specific foreign markets are deemed unfavorable by the adviser. For the purposes of satisfying this policy, the fund may invest in derivative instruments that provide exposure to such non-U.S. issuers or have similar economic characteristics. Non-U.S. issuers are issuers that are organized under the laws of a country outside of the United States, issuers with a principal office located in a country outside of the United States, issuers that derive at least 50% of their gross revenues or profits from goods or services produced in a country outside of the United States or sales made in a country outside of the United States, or issuers that have at least 50% of their assets in a country outside of the United States.
For purposes of the fund’s investment policies, equity securities include common stocks and other equity instruments, such as funds that invest primarily in equity securities, depositary receipts, warrants, rights and preferred stocks.
Subject to the 80% investment policy, the fund may invest in securities of issuers that do not adhere to the fund’s ESG criteria.
Subject to the fund’s 80% investment policy, the fund may invest up to 20% of its total assets in debt securities, and cash and cash equivalents. Generally, the fund acquires investment grade debt securities, but the fund may invest up to 5% of its net assets in below investment grade debt securities (known as “junk bonds”).
The fund may purchase and sell forward foreign currency exchange contracts in non-U.S. currencies in connection with its investments, including as a means of managing relative currency and country exposure. The fund may also use derivatives, including stock index futures and options and futures on equity-based volatility indices, for a variety of other purposes, including: in an attempt to hedge against adverse changes in the market price of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; to attempt to increase the fund's return as a non-hedging strategy that may be considered speculative; to manage portfolio characteristics; and as a cash flow management technique. The fund may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations.
The fund integrates a top-down view of the global macro-economic landscape with fundamental, bottom up, equity analysis. The investment process combines the skill of the adviser’s macroeconomic analyst and fundamental equity research teams in a rigorous risk adjusted portfolio construction process. Using this investment style, and considering ESG factors, the investment adviser seeks to invest in those issuers that have above average potential for sales and earnings growth that are also trading at attractive market valuations. In selecting stocks, the adviser employs fundamental research and an evaluation of the issuer based on its financial statements and operations. The adviser relies on the knowledge, experience and judgment of its staff and the staff of its affiliates who have access to a wide variety of research. The adviser focuses on the quality and valuation of issuers and securities. The

Summary Prospectus
adviser generally sells a portfolio security when it believes that the issuer no longer offers the potential for above average earnings and sales growth. The adviser makes that determination based upon the same criteria it uses to select portfolio securities.
In selecting securities to buy and sell, the adviser considers ESG factors along with the other investment-related factors discussed herein. In selecting securities, the adviser focuses on companies with sustainable business models. A company may demonstrate a sustainable business model by having a durable competitive and financial position expected to continue to create shareholder value, and offering products and services through ethical and sound business practices and the responsible use of resources. The adviser evaluates ESG-related risks as part of its research recommendations and integrates ESG analysis into its investment process, in addition to excluding investments based on the fund’s ESG criteria. Environmental assessment categories typically include climate change, natural resource use and waste management. Social assessment categories typically include human capital, product safety and social opportunities (social opportunities include access to health care, and nutritional, health-related, financial and educational programs). Governance assessment categories typically include corporate governance, business ethics and government and public policy.
When evaluating an issuer as an investment opportunity, the adviser considers ESG information in the context of the issuer’s respective sector or industry. In addition to making its own ESG evaluations, the adviser considers ESG ratings (where available) provided by third parties or internal sources. The adviser considers these ratings as part of the investment decision making process, including in seeking to avoid investing in companies that present the most ESG risk, as indicated by the ratings, which may impact the issuer’s ability to generate long-term value for its shareholders. When selecting investments, the adviser generally does not consider as eligible investments those companies that, in the judgment of the adviser, have lower ESG ratings, relative to other companies both within the relevant industry and within the applicable universe of companies, subject to exception where one or more ratings, in the judgment of the adviser, do not reflect a company’s ESG attributes. The adviser currently obtains third party ESG ratings information from MSCI Inc. MSCI ESG ratings aim to measure a company’s resilience to long-term, financially relevant ESG risks. MSCI identifies material risks and opportunities for an industry through a quantitative model that looks at ranges and average values for externalized impacts such as carbon intensity, water intensity, and injury rates. Key issues are assigned to each industry and company and scored. To arrive at a final ESG rating, the weighted average of individual key issue scores is normalized relative to ESG rating industry peers.

ESG-related concerns in one area might not automatically eliminate an issuer from being an eligible investment for the fund. Subject to the fund’s 80% policy, the adviser may consider whether an issuer’s ESG policies or practices are improving in making ESG evaluations.
In addition to the fund's 80% policy, the adviser generally will not invest fund assets in (i) companies that the adviser determines have significant involvement in the manufacturing of complete tobacco products, (ii) companies engaged in the production, sale, storage of, or providing services for, certain controversial weapons, including chemical, biological and depleted uranium weapons and certain antipersonnel mines and cluster bombs, (iii) companies developing or planning to develop new thermal coal capacities, companies generating more than 20% of their revenue from thermal coal mining extraction, companies with annual thermal coal extraction of 70MT or more without intention to reduce, or companies with revenue in thermal coal mining extraction and thermal coal power generation that exceeds 50% of their revenue, or (iv) issuers that violate, repeatedly and seriously, one or more of the ten principles of the UN Global Compact, without credible corrective action.
Principal risks of investing in the fund
You could lose money on your investment in the fund. As with any mutual fund, there is no guarantee that the fund will achieve its objective.
Market risk. The market prices of securities or other assets held by the fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, political instability, recessions, inflation, changes in interest or currency rates, lack of liquidity in the markets, the spread of infectious illness or other public health issues, weather or climate events, armed conflict, market disruptions caused by tariffs, trade disputes, sanctions or other government actions, or other factors or adverse investor sentiment. If the market prices of the fund's securities and assets fall, the value of your investment will go down. A change in financial condition or other event affecting a single issuer or market may adversely impact securities markets as a whole.
In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These conditions may continue, recur, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including

Summary Prospectus
wars, terror attacks and economic sanctions); measures to address budget deficits; downgrading of sovereign debt; changes in oil and commodity prices; dramatic changes in currency exchange rates; global pandemics; and public sentiment. The long-term impact of the COVID-19 pandemic and its subsequent variants on economies, markets, industries and individual issuers, are not known. Some sectors of the economy and individual issuers have experienced or may experience particularly large losses. Periods of extreme volatility in the financial markets, reduced liquidity of many instruments, increased government debt, inflation, and disruptions to supply chains, consumer demand and employee availability, may continue for some time.
Raising the ceiling on U.S. government debt has become increasingly politicized. Any failure to increase the total amount that the U.S. government is authorized to borrow could lead to a default on U.S. government obligations, with unpredictable consequences for economies and markets in the U.S. and elsewhere. Inflation and interest rates may increase. These circumstances could adversely affect the value and liquidity of the fund's investments, impair the fund's ability to satisfy redemption requests, and negatively impact the fund’s performance. In addition, inflation, rising interest rates, global supply chain disruptions and other market events could adversely affect the companies or issuers in which the fund invests. Following Russia’s invasion of Ukraine, Russian securities lost all, or nearly all, their market value. Other securities or markets could be similarly affected by past or future political, geopolitical or other events or conditions.
Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The consequences of high public debt, including its future impact on the economy and securities markets, may not be known for some time. U.S. Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including increases or decreases in interest rates, or contrary actions by different governments, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the fund invests. Policy and legislative changes in the U.S. and in other countries are affecting many aspects of financial regulation, and these and other events affecting global markets, such as the United Kingdom’s exit from the European Union (or Brexit), potential trade imbalances with China, or other countries, or sanctions or other government actions against Russia, other nations or individuals or companies (or their countermeasures), may contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the implications for market participants, may not be fully known for some time.
The U.S. and other countries are periodically involved in disputes over trade and other matters, which may result in tariffs, investment restrictions and adverse impacts on affected companies and securities. For example, the U.S. has imposed tariffs and other trade barriers on Chinese exports, has restricted sales of certain categories of goods to China, and has established barriers to investments in China. Trade disputes may adversely affect the economies of the U.S. and its trading partners, as well as companies directly or indirectly affected and financial markets generally. The U.S. government has prohibited U.S. persons, such as the fund, from investing in Chinese companies designated as related to the Chinese military. These and possible future restrictions could limit the fund's opportunities for investment and require the sale of securities at a loss or make them illiquid. Moreover, the Chinese government is involved in a longstanding dispute with Taiwan that has included threats of invasion. If the political climate between the U.S. and China does not improve or continues to deteriorate, if China were to attempt unification of Taiwan by force, or if other geopolitical conflicts develop or get worse, economies, markets and individual securities may be severely affected both regionally and globally, and the value of the fund's assets may go down.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, armed conflict such as between Russia and Ukraine or in the Middle East, terrorism, natural disasters, infectious illness or public health issues, cybersecurity events, supply chain disruptions, sanctions against Russia, other nations or individuals or companies and possible countermeasures, and other circumstances in one country or region could have profound impacts on other countries or regions and on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries or regions directly affected, the value and liquidity of the fund’s investments may be negatively affected. The fund may experience a substantial or complete loss on any security or derivative position.
Risks of non-U.S. investments. Investing in non-U.S. issuers, or in U.S. issuers that have significant exposure to foreign markets, may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced for issuers in emerging markets or to the extent that the fund invests significantly in one region or country. These risks may include different financial reporting practices and regulatory standards, less liquid trading markets, extreme price volatility,

Summary Prospectus
currency risks, changes in economic, political, regulatory and social conditions, military conflicts and sanctions, terrorism, sustained economic downturns, financial instability, reduction of government or central bank support, inadequate accounting standards, auditing and financial recordkeeping requirements, tariffs, tax disputes or other tax burdens, nationalization or expropriation of assets, arbitrary application of laws and regulations or lack of rule of law, and investment and repatriation restrictions. Investors in foreign countries often have limited rights and few practical remedies to pursue shareholder claims. Lack of information and less market regulation also may affect the value of these securities. Withholding and other non-U.S. taxes may decrease the fund’s return. Non-U.S. issuers may be located in parts of the world that have historically been prone to natural disasters. Emerging market economies tend to be less diversified than those of more developed countries. They typically have fewer medical and economic resources than more developed countries and thus they may be less able to control or mitigate the effects of a pandemic. Investing in depositary receipts is subject to many of the same risks as investing directly in non-U.S. issuers. Depositary receipts may involve higher expenses and may trade at a discount (or premium) to the underlying security.
A number of countries in the European Union (EU) have experienced, and may continue to experience, severe economic and financial difficulties. In addition, the United Kingdom has withdrawn from the EU (commonly known as “Brexit”). The range and potential implications of possible political, regulatory, economic, and market outcomes of Brexit cannot be fully known but could be significant, potentially resulting in increased volatility, illiquidity and potentially lower economic growth in the affected markets, which will adversely affect the fund's investments.
Sanctions or other government actions against certain countries could negatively impact the fund’s investments in securities that have exposure to those countries. Circumstances that impact one country could have profound impacts on other countries and on global economies or markets. China and other developing market countries may be subject to considerable degrees of economic, political and social instability. The U.S. government has imposed restrictions on U.S. investor participation in certain Chinese investments. These matters could adversely affect China’s economy. In addition, China's long-running conflict over Taiwan's sovereignty, border disputes with many neighbors and historically strained relations with other Asian countries could result in military conflict that could adversely impact the economies of China and other Asian countries, disrupt supply chains, and severely affect global economies and markets.

Russia launched a large-scale invasion of Ukraine on February 24, 2022. In response to the military action by Russia, various countries, including the U.S., the United Kingdom, and European Union, issued broad-ranging economic sanctions against Russia and Belarus and certain companies and individuals. Russia has taken retaliatory actions, including preventing repatriation of capital by U.S. and other investors. Since then, Russian securities lost all, or nearly all, their market value, and many other issuers, securities and markets have been adversely affected. The ongoing conflict has resulted in significant market disruptions, including in certain markets, industries and sectors, such as the oil and natural gas markets, and negatively affected global supply chains, food supplies, inflation and global growth. The U.S. and other countries may impose sanctions on other countries, companies and individuals in light of Russia’s military invasion. The extent and duration of the military action or future escalation of such hostilities, the extent and impact of existing and future sanctions, market disruptions and volatility, and the result of any diplomatic negotiations cannot be predicted. These and any related events could have a significant impact on the value and liquidity of certain fund investments, on fund performance and the value of an investment in the fund.
Currency risk. The fund could experience losses based on changes in the exchange rate between non-U.S. currencies and the U.S. dollar or as a result of currency conversion costs. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls and speculation.
Style risk. The adviser’s investment style may fall out of favor with investors or produce results that underperform the overall equity market. For example, the fund's investments may not have the growth potential originally expected, or the prices of securities the adviser believes are undervalued may not appreciate as expected or may go down.
Portfolio selection risk. The adviser's judgment about a particular security or issuer, or about the economy or a particular sector, region, market segment or industry, or about an investment strategy, may prove to be incorrect or may not produce the desired results, or there may be imperfections, errors or limitations in the models, tools and information used by the adviser.
ESG risk. The fund’s ESG criteria exclude securities of issuers in certain industries, and the fund’s adviser considers ESG factors in making investment decisions. Excluding specific issuers limits the universe of investments available to the fund as compared with other funds that do not consider ESG criteria or ESG factors, which may mean forgoing some investment opportunities available to funds that do not consider ESG criteria or ESG factors. Accordingly, the fund may underperform

Summary Prospectus
other funds that do not utilize an investment strategy that considers ESG criteria or ESG factors. However, the strategy of seeking to identify companies with sustainable business models is believed to provide potential return and risk benefits, including the selection of issuers with fewer ESG-related risks. In considering ESG factors, the fund’s adviser may use third party ESG ratings information that it believes to be reliable, but such information may not be accurate or complete, or may be biased.
Small and mid-size companies risk. Compared to large companies, small- and mid-size companies, and the market for their equity securities, may be more sensitive to changes in earnings results and investor expectations, or poor economic or market conditions, including those experienced during a recession, have more limited product lines, operating histories, markets or capital resources, may be dependent upon a limited management group, experience sharper swings in market values, have limited liquidity, be harder to value or to sell at the times and prices the adviser thinks appropriate, and offer greater potential for gain and loss.
Risks of warrants and rights. If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and the fund loses any amount it paid for the warrant. The failure to exercise subscription rights to purchase common shares would result in the dilution of the fund’s interest in the issuing company.
Preferred stocks risk. Preferred stocks may pay fixed or adjustable rates of return. Preferred stocks are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred stocks generally pay dividends only after the company makes required payments to holders of its bonds and other debt. Thus, the value of preferred stocks will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. The market value of preferred stocks generally decreases when interest rates rise. Also, the market prices of preferred stocks are more sensitive to changes in the issuer's creditworthiness than are the prices of debt securities. Generally, under normal circumstances, preferred stocks do not carry voting rights. Preferred stocks may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than other securities. Preferred stocks of smaller companies may be more vulnerable to adverse developments than preferred stocks of larger companies.
Risks of initial public offerings. Companies involved in initial public offerings (IPOs) generally have limited operating histories, and prospects for future profitability are uncertain. The market for IPO issuers has been volatile, and share prices of newly public companies have fluctuated significantly over short periods of time. The purchase of IPO shares may involve high transaction costs.

Risks of investment in other funds. Investing in other investment companies, including exchange-traded funds (ETFs) and closed-end funds, subjects the fund to the risks of investing in the underlying securities or assets held by those funds. When investing in another fund, the fund will bear a pro rata portion of the underlying fund’s expenses, including management fees, in addition to its own expenses. ETFs and closed-end funds are bought and sold based on market prices and can trade at a premium or a discount to the ETF’s or closed-end fund’s net asset value. Such funds may trade at a discount for an extended period and may not ever realize their net asset value.
Debt securities risk. Factors that could contribute to a decline in the market value of debt securities in the fund include rising interest rates, if the issuer or other obligor of a security held by the fund fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy or the credit quality or value of any underlying assets declines. A general rise in interest rates could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the fund. Junk bonds have a higher risk of default or are already in default and are considered speculative.
Market segment risk. To the extent the fund emphasizes, from time to time, investments in a market segment, the fund will be subject to a greater degree to the risks particular to that segment, and may experience greater market fluctuation than a fund without the same focus.
Industries in the financials segment, such as banks, insurance companies, broker-dealers and real estate investment trusts (REITs), may be sensitive to changes in interest rates, credit rating downgrades, decreased liquidity in credit markets, and general economic activity and are generally subject to extensive government regulation.
Derivatives risk. Using stock index futures and options, forward foreign currency exchange contracts, futures on equity-based volatility indices, and other derivatives can increase fund losses and reduce opportunities for gains when market prices, interest rates, currencies or the derivative instruments themselves behave in a way not anticipated by the fund. Using derivatives may increase the volatility of the fund's net asset value and may not provide the result intended. Derivatives may have a leveraging effect on the fund. Some derivatives have the potential for unlimited loss, regardless of the size of the fund’s initial investment. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. Changes in a derivative’s value may not correlate well with the referenced asset or metric. The fund also may have to sell assets at inopportune

Summary Prospectus
times to satisfy its obligations. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. Use of derivatives may have different tax consequences for the fund than an investment in the underlying security, and such differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and foreign governments have adopted and implemented or are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make them more costly, limit their availability or utility, otherwise adversely affect their performance or disrupt markets.
Forward foreign currency transactions risk. The fund may not fully benefit from or may lose money on forward foreign currency transactions if changes in currency rates do not occur as anticipated or do not correspond accurately to changes in the value of the fund's holdings, or if the counterparty defaults. Such transactions may also prevent the fund from realizing profits on favorable movements in exchange rates. Risk of counterparty default is greater for counterparties located in emerging markets.
Leveraging risk. The value of your investment may be more volatile and other risks tend to be compounded if the fund borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage. Leverage generally magnifies the effect of any increase or decrease in the value of the fund's underlying assets and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have, potentially resulting in the loss of all assets. Engaging in such transactions may cause the fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations. New derivatives regulations require the fund, to the extent it uses derivatives to a material extent, to, among other things, comply with certain overall limits on leverage. These regulations may limit the ability of the fund to pursue its investment strategies and may not be effective to mitigate the fund's risk of loss from derivatives.
Valuation risk. The sales price the fund could receive for any particular portfolio investment may differ from the fund’s valuation of the investment, particularly for illiquid securities and securities that trade in thin or volatile markets or that are valued using a fair value methodology. These differences may increase significantly and affect fund investments more broadly during periods of market volatility. Investors who purchase or redeem fund shares may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the securities had not been fair-valued or if a different valuation methodology had been used. The ability to value the fund’s investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.
Liquidity risk. Some securities and derivatives held by the fund may be or become impossible or difficult to purchase, sell or unwind, particularly during times of market turmoil. Illiquid securities and derivatives also may be difficult to value. Markets may become illiquid quickly. If the fund is forced to sell an illiquid asset or unwind a derivatives position to meet redemption requests or other cash needs, the fund may be forced to sell at a loss.
Redemption risk. The fund may experience heavy redemptions that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value, or accelerate taxable gains or transaction costs, which could cause the value of your investment to decline.
Cybersecurity risk. Cybersecurity failures by and breaches of the fund’s adviser, transfer agent, distributor, custodian, fund accounting agent or other service providers may disrupt fund operations, interfere with the fund’s ability to calculate its NAV, prevent fund shareholders from purchasing, redeeming or exchanging shares or receiving distributions or receiving timely information regarding the fund or their investment in the fund, cause loss of or unauthorized access to private shareholder information, and result in financial losses to the fund and its shareholders, regulatory fines, penalties, reputational damage, or additional compliance costs. New ways to carry out cyber attacks continue to develop. Therefore, there is a chance that some risks have not been identified or prepared for, or that an attack may not be detected, which puts limitations on the fund's ability to plan for or respond to a cyber attack.
Expense risk. Your actual costs of investing in the fund may be higher than the expenses shown in “Annual fund operating expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.
Please note that there are many other factors that could adversely affect your investment and that could prevent the fund from achieving its goals.
An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Summary Prospectus
The fund's past performance
The bar chart and table indicate the risks and volatility of an investment in the fund by showing how the fund has performed in the past. The bar chart shows changes in the performance of the fund's Class A shares from calendar year to calendar year. The table shows the average annual total returns for each class of the fund over time and compares these returns to the returns of two indexes: (1) the Morgan Stanley Capital International (MSCI) All Country World NR Index, which may provide an indication of the performance of the overall international equity market, and (2) the MSCI World NR Index.
You can obtain updated performance information by visiting https://www.amundi.com/usinvestors/Products/Mutual-Funds or by calling 1-800-225-6292.
The fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.
The bar chart does not reflect any sales charge you may pay when you buy fund shares. If this amount was reflected, returns would be less than those shown.
Annual return Class A shares (%)
(Year ended December 31)

For the period covered by the bar chart:
	Returns	Period Beginning	Period Ending
Highest Calendar Quarter	17.33%	10/01/2020 to	12/31/2020
Lowest Calendar Quarter	-21.30%	01/01/2020 to	03/31/2020
Year-to-Date	17.12%		September 30, 2024

Average annual total return (%)
(for periods ended December 31, 2023)
	1 Year	5 Years	10 Years	Since Inception	Inception Date
Class A					12/15/2005
Return before taxes	10.01	12.25	7.79	6.70
Return after taxes on distributions	9.75	10.75	6.54	5.79
Return after taxes on distributions and sale of shares	6.36	9.64	6.07	5.36
Class C	14.81	12.73	7.60	6.17	12/15/2005
Class K	17.15	14.07	N/A	8.93	12/31/2014
Class R	16.28	13.17	N/A	8.08	7/1/2015
Class Y	17.09	14.06	8.91	10.54	12/31/2008
Morgan Stanley Capital International (MSCI) All Country World NR Index (reflects no deduction for fees, expenses or taxes)	22.20	11.72	7.93	6.92	12/15/2005
MSCI World NR Index (reflects no deduction for fees, expenses or taxes)	23.79	12.80	8.60	7.27	12/15/2005
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
After-tax returns are shown only for Class A shares. After-tax returns for Class C, Class K, Class R and Class Y shares will vary.

Summary Prospectus
Management
Investment adviser	Amundi Asset Management US, Inc. (“Amundi US”)
Portfolio management
Marco Pirondini, Executive Vice President and
Chief Investment Officer, U.S., of Amundi US (lead
portfolio manager of the fund since 2010); John
Peckham, Managing Director and Director of
Global Equities, U.S., of Amundi US (portfolio
manager of the fund since 2019); Brian Chen,
Senior Vice President of Amundi US (portfolio
manager of the fund since 2019); Jeffrey Sacknowitz,
Senior Vice President of Amundi US (portfolio
manager of the fund since 2022); and Paul Jackson,
Vice President of Amundi US (portfolio manager of
the fund since 2022)

Purchase and sale of fund shares
You may purchase, exchange or sell (redeem) shares each day the New York Stock Exchange is open through your financial intermediary or, for accounts held directly with the fund, by contacting the fund in writing or by telephone: Pioneer Funds, P.O. Box 534427, Pittsburgh, PA 15253-4427, tel. 1-800-225-6292.
Your initial investment for Class A or Class C shares must be at least $1,000. Additional investments must be at least $100 for Class A shares and $500 for Class C shares. Generally, the initial investment for Class K or Class Y shares must be at least $5 million. This amount may be invested in one or more of the Pioneer mutual funds that currently offer Class K or Class Y shares, as applicable. There is no minimum additional investment amount for Class K or Class Y shares. There is no minimum investment amount for Class R shares.
Tax information
The fund intends to make distributions that may be taxed as ordinary income, qualified dividend income, or capital gains.
Payments to broker-dealers and other financial intermediaries
If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or investment professional to recommend the fund over another investment. Ask your salesperson or investment professional or visit your financial intermediary’s website for more information.

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